UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 3, 2019 (May 1, 2019)

WESTINGHOUSE AIR BRAKE
TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other Jurisdiction of Incorporation)
033-90866 (Commission File No.)		25-1615902 (I.R.S. Employer Identification No.)
1001 Air Brake Avenue Wilmerding, Pennsylvania (Address of Principal Executive Offices)		15148 (Zip Code)
(412) 825-1000 (Registrant’s Telephone Number, Including Area Code)
Not Applicable (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01 per share	WAB	New York Stock Exchange

Item 8.01.          Other Events.

On May 1, 2019, Westinghouse Air Brake Technologies Corporation (“Wabtec”) entered into an underwriting agreement (the “Underwriting Agreement”) with General Electric Company (the “Selling Stockholder”) and Morgan Stanley & Co. LLC and Goldman Sachs & Co. LLC, as representatives of the several underwriters listed in Schedule I thereto (the “Underwriters”), relating to an underwritten secondary public offering by the Selling Stockholder of 22,000,000 shares of Wabtec’s common stock (issuable upon the conversion of approximately 7,634.7894 shares of Wabtec Series A non-voting convertible preferred stock (“Preferred Stock”)). Under the terms of the Underwriting Agreement, the Underwriters have a 30-day option period to purchase from the Selling Stockholder up to an additional 3,300,000 shares of Wabtec common stock (issuable upon the conversion of up to approximately 1,145.2184 shares of Preferred Stock) (the “Option”).  On May 2, 2019, the Underwriters exercised the Option in full. The offering, including the shares under the Option, is expected to settle, subject to the satisfaction of customary closing conditions, on May 6, 2019. Immediately following the settlement of the offering, the Selling Stockholder is expected to hold 22,533,671 shares of Wabtec common stock on an as-converted basis (including 3,515,464 shares of common stock issuable upon the conversion of approximately 1,219.9922 shares of Preferred Stock).

The secondary offering was made pursuant to a shelf registration statement (333-231125) (the “Registration Statement”) filed with the Securities and Exchange Commission.

Wabtec is filing the Underwriting Agreement as an exhibit to this Current Report on Form 8-K, which is incorporated by reference into the Registration Statement.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1
Underwriting Agreement, dated May 1, 2019, by and among Westinghouse Air Brake Technologies Corporation, General Electric Company and Morgan Stanley & Co. LLC and Goldman Sachs & Co. LLC, as representatives of the several underwriters listed in Schedule I thereto.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

By:	/s/ David L. DeNinno
David L. DeNinno
Executive Vice President, General Counsel and Secretary

Date: May 3, 2019